UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 18, 2019
Date of Report (Date of earliest event reported)
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CURO GROUP HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38315	90-0934597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3527 North Ridge Road, Wichita, Kansas		67205
(Address of principal executive offices)		(Zip Code)

(316)722-3801
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On March 1, 2019, CURO Group Holdings Corp. (the "Company") filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the deconsolidation of its U.K. subsidiaries, Curo Transatlantic Limited ("CTL") and SRC Transatlantic Limited (collectively with CTL, “the U.K. Subsidiaries”). The Company deconsolidated the U.K. Subsidiaries as of February 25, 2019 and will present the U.K. Subsidiaries as Discontinued Operations in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2019.

Item 9.01 Financial Statements and Exhibits

(b). Pro Forma Financial Information

Information required by this item is incorporated by reference herein from Exhibit 99.1.

(d). Exhibits

Exhibit Number	Description
99.1	The Company's unaudited pro forma financial statements

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 16th day of April, 2019.

CURO Group Holdings Corp.
By: /s/ Roger Dean______
Roger Dean
Executive Vice President and Chief Financial Officer